                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 18, 2002



                                  PREVIO, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



      000-20095                                            95-3825313
(Commission File No.)                          (IRS Employer Identification No.)



            12636 HIGH BLUFF DRIVE, SAN DIEGO, CALIFORNIA 92130-2093
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (858) 793-2800

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On December 18, 2002, Previo, Inc. ("Previo") announced that the Delaware Court of Chancery approved its petition to make an initial liquidating distribution of $2.31 per outstanding share of common stock to its stockholders of record on September 25, 2002.

         A copy of the press release isssued by Previo is filed herewith as
Exhibit 99.1, and is incorporated by reference herein in its entirety.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1 Press Release issued December 18, 2002 announcing approval to make an initial distribution to stockholders.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          PREVIO, INC.


Dated:  December 19, 2002                 By: /s/ Clifford Flowers
                                              ----------------------------------
                                              Clifford Flowers
                                              President, Chief Financial Officer
                                              and Secretary

                                  EXHIBIT INDEX

99.1 Press Release issued December 18, 2002 announcing approval to make an initial distribution to stockholders.